UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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First Internet Bancorp
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pdf/html Your Vote Counts! FIRST INTERNET BANCORP 2021 Annual Meeting Vote by May 16, 2021 11:59 PM ET FISHERS, IN 46037 D45610-P50775 You invested in FIRST INTERNET BANCORP and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 17, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here to view materials and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 17, 2021 1:00 PM, EDT www.virtualshareholdermeeting.com/INBK2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items To elect eight directors to serve until the next Annual Meeting of Shareholders. NOMINEES: Board Recommends Aasif M. Bade David B. Becker Ana Dutra John K. Keach, Jr. David R. Lovejoy Ralph R. Whitney, Jr. Jerry Williams Jean L. Wojtowicz For To approve, in an advisory (non-binding) vote, the compensation paid to our named executive officers. To ratify the appointment of BKD, LLP as our independent registered public accounting firm for 2021. NOTE: At their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournments thereof. For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D45611-P50775